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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: October 31, 1996
               (Date of earliest event reported): October 28, 1996




                              HARBINGER CORPORATION
                (Exact name of Company specified in its charter)





          GEORGIA                          0-26298               58-1817306
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)




        1055 LENOX PARK BOULEVARD, ATLANTA, GEORGIA         30319
          (Address of principal executive offices)        (Zip Code)





                                 (404) 841-4334
                (Company's telephone number, including area code)
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ITEM 5 - OTHER EVENTS.


         On October 28, 1996, Harbinger Corporation issued a press release regarding its intent to acquire 100% of Harbinger NET Services, LLC, a copy of which is attached as Exhibit 99.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          HARBINGER CORPORATION



                                          By:   /s/ Joel G. Katz
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                                                Joel G. Katz,
                                                Vice President, Finance
                                                and Secretary



Dated:  October 31, 1996

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                                  EXHIBIT INDEX

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
Exhibit                                                                Page
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
99       Press Release                                                   5
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